Exhibit 10.1

AMENDMENT NO. 1, dated as of March 28, 2007 (this “Amendment”), to the Credit Agreement, dated as of January 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among ARAMARK CORPORATION (as successor to RMK Acquisition Corporation) (the “U.S. Borrower”), ARAMARK CANADA LTD., a company organized under the laws of Canada (the “Canadian Borrower”), ARAMARK INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales (the “U.K. Borrower”), ARAMARK IRELAND HOLDINGS LIMITED, a company incorporated under the laws of Ireland (the “Irish Borrower”), ARAMARK HOLDINGS GMBH & CO. KG, a company organized under the laws of Germany (the “German-1 Borrower”), ARAMARK GMBH, a company organized under the laws of Germany (the “German-2 Borrower” and, together with the U.S. Borrower, the Canadian Borrower, the U.K. Borrower, the Irish Borrower and the German-1 Borrower, the “Borrowers”), ARAMARK INTERMEDIATE HOLDCO CORPORATION, a Delaware corporation (“Holdings”), the Subsidiary Guarantors party thereto, CITIBANK, N.A., as administrative agent and collateral agent for the Lenders thereunder (in such capacities, the “Agent”) and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

WHEREAS, the Borrowers desire to amend the definition of “Applicable Rate” contained in the Credit Agreement as it relates to the U.S. Term Loans, the Canadian Term Loans, the German Term Loans, the Irish Term Loans and the LC Facility Deposits and to amend certain other provisions of the Credit Agreement as set forth herein; and

WHEREAS, Section 9.02(a) of the Credit Agreement provides that the Borrowers may, with the consent of the Required Lenders (and, in the case of the lowering of the Applicable Rate on the U.S. Term Loans, Canadian Term Loans, German Term Loans, Irish Term Loans and LC Facility Deposits each Lender with any such Loan or LC Facility Deposit), amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended effective as of the date hereof as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” contained therein in its entirety and replacing it with the following:

“Applicable Rate” means a percentage per annum equal to:

(a) with respect to U.S. Term Loans, Canadian Term Loans, German Term Loans, Irish Term Loans and LC Facility LC Fees, (i) prior to April 16, 2007, (A) for Eurocurrency Rate Term Loans and LC Facility LC Fees, 2.125%, and (B) for Base Rate Term Loans, 1.125%, (ii) from and after April 16, 2007 until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 5.01(b), (A) for Eurocurrency Rate Term Loans and LC Facility LC Fees, 2.00%, and (B) for Base Rate Term Loans, 1.00% and (iii) thereafter, the following percentages per annum, based upon the Consolidated Secured Debt Ratio as set forth in the most recent Compliance Certificate received by the Agent pursuant to Section 5.01(c) and the Moody’s Rating at such time:

Applicable Rate
Pricing Level	Consolidated Secured Debt Ratio and Moody’s Rating	Eurocurrency Rate Term Loans and LC Facility LC Fees	Base Rate Term Loans
1	Either (i) Ba3 or better (regardless of Consolidated Secured Debt Ratio) or (ii) B1 with a Consolidated Secured Debt Ratio of <4.0 to 1.0	1.875%	0.875%

2	B1 with a Consolidated Secured Debt Ratio of >4.0 to 1.0 and <4.75 to 1.0	2.00%	1.00%

3	Either (i) B1 with a consolidated Secured Debt Ratio of >4.75 to 1.0 or (ii) worse than B1 (regardless of Consolidated Secured Debt Ratio)	2.125%	1.125%

(b) with respect to U.K. Term Loans and Yen Term Loans, (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 5.01(b), 2.125%, and (ii) thereafter, the following percentages per annum, based upon the Consolidated Secured Debt Ratio as set forth in the most recent Compliance Certificate received by the Agent pursuant to Section 5.01(c):

Applicable Rate
Pricing Level	Consolidated Secured Debt Ratio	Term Loans
1	<3.50:1	2.00%
2	>3.50:1	2.125%

(c) with respect to Revolving Loans, Swingline Loans, Revolving Commitment Fees and Revolving LC Fees, (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 5.01(b), (A) for Eurocurrency Rate Revolving Loans, BA Rate Revolving Loans and Revolving LC Fees, 2.00%, (B) for Base Rate Revolving Loans, Canadian Base Rate Revolving Loans and Swingline Loans, 1.00%, and (C) for Revolving Commitment Fees, 0.50% and (ii) thereafter, the following percentages per annum, based upon the Consolidated Secured Debt Ratio as set forth in the most recent Compliance Certificate received by the Agent pursuant to Section 5.01(c):

Applicable Rate
Pricing Level	Consolidated Secured Debt Ratio	Eurocurrency Rate Revolving Loans, BA Rate Revolving Loans and Revolving LC Fees	Base Rate Revolving Loans, Canadian Base Rate Revolving Loans and Swingline Loans	Revolving Commitment Fee Rate
1	<2.5:1	1.25%	0.25%	0.375%
2	>2.5:1 but <3.0:1	1.50%	0.50%	0.50%
3	>3.0:1 but <3.5:1	1.75%	0.75%	0.50%
4	>3.5:1	2.00%	1.00%	0.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Secured Debt Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.01(c) and any change in the Applicable Rate resulting from a change in the Moody’s Rating shall become effective as of the first Business Day immediately following the formal publication by Moody’s of such change.”

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“Moody’s Rating” means, at any time, the corporate credit rating (for the avoidance of doubt, without regard to outlook) of the U.S. Borrower at such time as most recently formally published by Moody’s. The U.S. Borrower shall give the Agent prompt notice upon becoming aware of any change in the Moody’s Rating.”

(c) Clause (b) of Section 2.05 of the Credit Agreement is hereby amended by adding a new proviso at the end of such clause as follows:

“provided that in connection with any voluntary reduction of all but not less than all of the LC Facility Deposits prior to March 28, 2008 in connection with a substantially concurrent amendment providing for new synthetic letter of credit deposits under this Agreement the primary purpose of which is to result in letter of credit fees that are less than the LC Facility Letter of Credit Fees applicable under this Agreement as in effect on March 28, 2007, such reduction shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such reduction.”

(d) Clause (b) of Section 2.08 of the Credit Agreement is hereby amended by adding a new sentence at the end of such clause as follows:

“Notwithstanding the foregoing, in connection with any voluntary prepayment of all but not less than all of the Loans of any Class of Loans consisting of the U.S. Term Loans, Canadian Term Loans, German Term Loans or Irish Term Loans prior to March 28, 2008 from a substantially concurrent borrowing of term loans under this Agreement the primary purpose of which is to result in an applicable margin that is less than the Applicable Margin for such Class of Term Loans pursuant to this Agreement as in effect on March 28, 2007, such prepayment shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of the principal amount of the Term Loans of such Class that are so prepaid.”

(e) Section 9.02(e) of the Credit Agreement is hereby amended by adding the following immediately prior to the period in the last sentence of that Section:

“provided that in connection with any amendment the primary purpose of which is to lower the Applicable Rate on the U.S. Term Loans, Canadian Term Loans, German Term Loans and Irish Term Loans or to lower the LC Facility LC Fees following March 28, 2007 and prior to March 28, 2008, each Lender removed pursuant to this Section 9.02(e) holding affected Loans or LC Facility Deposits of such Class of Loans or LC Facility Deposits, shall be paid a prepayment fee equal to 1.00% of the aggregate amount of its affected Term Loans or affected LC Facility Deposits assigned pursuant to this subsection 9.02(e)”.

Section 2. Effectiveness. This Amendment will become effective upon receipt by the Agent of executed signature pages hereto from (i) the Required Lenders under and as defined in the Credit Agreement, (ii) each Lender with a U.S. Term Loan, Canadian Term Loan, German Term Loan, Irish Term Loan or LC Facility Deposit and (iii) each of the other parties listed on the signature pages hereto. The amendments contemplated hereby shall apply only from and after the date of effectiveness of this Amendment.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARAMARK CORPORATION

By:	/s/ Christopher Holland

	Name:	Christopher S. Holland

Title:

ARAMARK INTERMEDIATE HOLDCO CORPORATION

By:	/s/ Christopher Holland
	Name:	Christopher S. Holland
Title:

ARAMARK CANADA LTD.,

By:	/s/ Karen Wetselaar
	Name:	Karen Wetselaar
	Title:	VP Finance & CFO

ARAMARK INVESTMENTS LIMITED

By:	/s/ Andrew W. Main
	Name:	Andrew W. Main
	Title:	CEO

By:	/s/ Nicholas Ian Boston
	Name:	Nicholas Ian Boston
	Title:	Finance Director

ARAMARK IRELAND HOLDINGS LIMITED

By:	/s/ Pat Cronin
	Name:	Pat Cronin
	Title:	Finance Director

ARAMARK HOLDINGS GMBH & CO. KG

By:	/s/ Udo Luerssen
	Name:	Udo Luerssen
Title:

By:	/s/ Juergen Vogl
	Name:	Juergen Vogl
Title:

ARAMARK GMBH

By:	/s/ Udo Luerssen
	Name:	Udo Luerssen
Title:

By:	/s/ Uli Boepple
	Name:	Uli Boepple
Title:

EACH OF THE SUBSIDIARIES

LISTED ON SCHEDULE I HERETO

By:

/s/ Christopher Holland

Name: Christopher S. Holland

Title: Authorized Signatory

ARAMARK BUSINESS DINING SERVICES OF TEXAS, INC.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, INC.

ARAMARK FOOD SERVICE CORPORATION OF TEXAS

ARAMARK HEALTHCARE SUPPORT SERVICES OF TEXAS, INC.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, INC.

By:

/s/ Betty McCann

Name: Betty McCann

Title: President

ARAMARK EXECUTIVE MANAGEMENT SERVICES USA, INC.

ARAMARK SERVICES MANAGEMENT OF HI, INC.

ARAMARK SERVICES MANAGEMENT OF IL, INC.

ARAMARK SERVICES MANAGEMENT OF MI, INC.

ARAMARK SERVICES MANAGEMENT OF NJ, INC.

ARAMARK SERVICES MANAGEMENT OF OH, INC.

ARAMARK SERVICES MANAGEMENT OF SC, INC.

ARAMARK SERVICES MANAGEMENT OF WI, INC.

By:

/s/ John M. Lafferty

Name: John M. Lafferty

Title: Assistant Treasurer

ARAMARK RAV, INC.

By:

/s/ Karen Wallace

Name: Karen Wallace

Title: Treasurer

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP

By:	ARAMARK SMMS, LLC, its General Partner

	By:	ARAMARK SERVICES, INC., its sole member

By: /s/ Christopher Holland

Name: Christopher S. Holland
Title: Director and President

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP

By:	ARAMARK SMMS, LLC, its General Partner

	By:	ARAMARK SERVICES, INC., its sole member

By: /s/ Christopher Holland

Name: Christopher S. Holland
Title: Director and President

TAHOE ROCKET LP

By:	ARAMARK SPORTS AND ENTERTAINMENT SERVICES, INC., its General Partner

By: /s/ Christopher Holland

Name: Christopher S. Holland
Title: Director and Treasurer

SCHEDULE I

Addison Concessions, Inc. (Delaware)

ARAMARK Asia Management, LLC (Delaware)

ARAMARK Campus, Inc. (Delaware)

ARAMARK Cleanroom Services, Inc. (Delaware)

ARAMARK Cleanroom Services (Puerto Rico), Inc. (Delaware)

ARAMARK Clinical Technology Services, Inc. (Delaware)

ARAMARK Confection Corporation (Delaware)

ARAMARK Correctional Services, Inc. (Delaware)

ARAMARK CTS, LLC (Delaware)

ARAMARK Educational Group, Inc. (Delaware)

ARAMARK Educational Services, Inc. (Delaware)

ARAMARK Engineering Associates, LLC (Delaware)

ARAMARK Entertainment, Inc. (Delaware)

ARAMARK Facilities Management, Inc. (Delaware)

ARAMARK FHC Business Services, LLC (Delaware)

ARAMARK FHC Campus Services, LLC (Delaware)

ARAMARK FHC Correctional Services, LLC (Delaware)

ARAMARK FHC Healthcare Support Services, LLC (Delaware)

ARAMARK FHC Refreshment Services, LLC (Delaware)

ARAMARK FHC School Support Services, LLC (Delaware)

ARAMARK FHC Services, LLC (Delaware)

ARAMARK FHC Sports and Entertainment Services, LLC (Delaware)

ARAMARK FHC, LLC (Delaware)

ARAMARK Food and Support Services Group, Inc. (Delaware)

ARAMARK Food Service Corporation (Delaware)

ARAMARK FSM, LLC (Delaware)

ARAMARK Healthcare Support Services of the Virgin Islands, Inc. (Delaware)

ARAMARK Healthcare Support Services, Inc. (Delaware)

ARAMARK India Holdings LLC (Delaware)

ARAMARK Industrial Services, Inc. (Delaware)

ARAMARK Japan, Inc. (Delaware)

ARAMARK Marketing Services Group, Inc. (Delaware)

ARAMARK Organizational Services, Inc. (Delaware)

ARAMARK RBI, Inc. (Delaware)

ARAMARK Refreshment Services, Inc. (Delaware)

ARAMARK Schools, Inc. (Delaware)

ARAMARK SCM, Inc. (Delaware)

ARAMARK Senior Living Services, LLC (Delaware)

ARAMARK Senior Notes Company (Delaware)

ARAMARK Services of Puerto Rico, Inc. (Delaware)

ARAMARK Services, Inc. (Delaware)

ARAMARK SM Management Services, Inc. (Delaware)

ARAMARK SMMS LLC (Delaware)

ARAMARK SMMS Real Estate LLC (Delaware)

ARAMARK Sports and Entertainment Group, Inc. (Delaware)

ARAMARK Sports and Entertainment Services, Inc. (Delaware)

ARAMARK Sports Facilities, LLC (Delaware)

ARAMARK Sports, Inc. (Delaware)

ARAMARK Summer Games 1996, Inc. (Delaware)

ARAMARK U.S. Offshore Services, Inc. (Delaware)

ARAMARK Uniform & Career Apparel Group, Inc. (Delaware)

ARAMARK Uniform & Career Apparel, Inc. (Delaware)

ARAMARK Uniform Manufacturing Company (Delaware)

ARAMARK Uniform Services (Matchpoint) LLC (Delaware)

ARAMARK Uniform Services (Midwest) LLC (Delaware)

ARAMARK Uniform Services (North Carolina) LLC (Delaware)

ARAMARK Uniform Services (Pittsburgh) LLC (Delaware)

ARAMARK Uniform Services (Rochester) LLC (Delaware)

ARAMARK Uniform Services (Santa Ana) LLC (Delaware)

ARAMARK Uniform Services (Syracuse) LLC (Delaware)

ARAMARK Uniform Services (West Adams) LLC (Delaware)

ARAMARK Venue Services, Inc. (Delaware)

ARAMARK/HMS Company

Delsac VIII, Inc.

Fine Host Holdings, LLC (Delaware)

Galls, an ARAMARK Company, LLC (Delaware)

Harrison Conference Associates, Inc. (Delaware)

Harrison Conference Center of Glen Cove, Inc. (New York)

Harry M. Stevens, Inc. (New York)

Seamlessweb Professional Solutions, Inc. (Delaware)

The Menu Marketing Group, Inc. (Delaware)

American Snack & Beverage, Inc. (Florida)

ARAMARK American Food Services, Inc. (Ohio)

ARAMARK Capital Asset Services, Inc. (Wisconsin)

ARAMARK Consumer Discount Company (Pennsylvania)

ARAMARK Distribution Services, Inc. (Illinois)

ARAMARK Educational Services of Vermont, Inc. (Vermont)

ARAMARK Facility Management Corporation of Iowa (Iowa)

ARAMARK Facility Services, Inc. (Maryland)

ARAMARK FHC Kansas, Inc. (Kansas)

ARAMARK Food Service Corporation of Kansas (Kansas)

ARAMARK Kitty Hawk, Inc. (Idaho)

ARAMARK Services of Kansas, Inc. (Kansas)

Harrison Conference Center of Lake Bluff, Inc. (Illinois)

Harrison Conference Services of Massachusetts, Inc. (Massachusetts)

Harrison Conference Services of North Carolina, Inc. (North Carolina)

Harrison Conference Services of Princeton, Inc. (New Jersey)

Harrison Conference Services of Wellesley, Inc. (Massachusetts)

Harry M. Stevens, Inc. of New Jersey (New Jersey)

Harry M. Stevens, Inc. of Penn. (Pennsylvania)

Kowalski-Dickow Associates, Inc. (Wisconsin)

L&N Uniform Supply Co., Inc. (California)

Lake Tahoe Cruises, Inc. (California)

Landy Textile Rental Services, Inc. (Pennsylvania)

MyAssistant, Inc. (Pennsylvania)

Overall Laundry Services, Inc. (WA)

Paradise Hornblower, LLC (California)

Restaura, Inc. (Michigan)

Shoreline Operating Company, Inc. (California)

Travel Systems, Ltd. (Nevada)

CITIBANK, N.A., as Agent and as U.S. Swingline Lender

By:	/s/ Scott Kates
	Name:	Scott Kates
	Title:	Vice President